INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAXES
Schedule of income tax reconciliation

	2023	2022	2021
	$	$	$
Net loss for the year	(61,991)	(359,999)	(40,955)
Statutory Cayman Islands corporate tax rate	0%	0%	0%
Expected tax expense (recovery)	—	—	—